Exhibit 99.4
UNITED STATES DEPARTMENT OF JUSTICE
OFFICE OF THE UNITED STATES TRUSTEE
CENTRAL DISTRICT OF CALIFORNIA

In Re:
     The Kushner-Locke Company

Debtor(s).
CHAPTER 11 (BUSINESS)

Case Number:	Case No. LA 01-44828-SB

Operating Report Number:	92

For the Month Ending:	6/30/2009

I. CASH RECEIPTS AND DISBURSEMENTS
A. (GENERAL ACCOUNT*)

1. TOTAL RECEIPTS PER ALL PRIOR GENERAL ACCOUNT REPORTS			11,088,438.72

2. LESS: TOTAL DISBURSEMENTS PER ALL PRIOR GENERAL ACCOUNT REPORTS			10,789,297.92

3. BEGINNING BALANCE:			299,140.80

4. RECEIPTS DURING CURRENT PERIOD:
Accounts Receivable — Post-filing

Accounts Receivable — Pre-filing

General Sales

Other (Specify)	Internal Transfers	35,000.00

**Other (Specify)

TOTAL RECEIPTS THIS PERIOD:			35,000.00

5. BALANCE:			334,140.80

6. LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD
Transfers to Other DIP Accounts (from page 2)		0.00

Disbursements (from page 2)		39,992.86

TOTAL DISBURSEMENTS THIS PERIOD:***			39,992.86

7. ENDING BALANCE:			294,147.94

8. General Account Number(s):		1891935460

		Comerica Bank

Depository Name & Location:		Los Angeles, CA

*	All receipts must be deposited into the general account.

**	Include receipts from the sale of any real or personal property out of the ordinary course of business; attach an exhibit specifying what was sold, to whom, terms, and date of Court Order or Report of Sale.

***	This amount should be the same as the total from page 2.

TOTAL DISBURSEMENTS FROM GENERAL ACCOUNT FOR CURRENT PERIOD

Date	Check			*Amount	**Amount
mm/dd/yyyy	Number	Payee or DIP account	Purpose	Transfered	Disbursed	Amount
06/05/2009	Wire	ADP	Payroll Fees		$82.96	$82.96
06/11/2009	Wire	Comerica Bank	Bank Fee		$255.46	$255.46
06/16/2009	8595	Payroll	Payroll		$1,379.02	$1,379.02
06/16/2009	8596	Payroll	Payroll		$7,126.51	$7,126.51
06/16/2009	8597	Payroll	Payroll		$2,788.13	$2,788.13
06/19/2009	Wire	ADP	Payroll Fees		$30.00	$30.00
06/19/2009	1457	AT & T	Internet		$86.06	$86.06
06/19/2009	1458	Accurate Express	Shipping		$20.79	$20.79
06/19/2009	1459	Alice Neuhauser Expenses	Phone / Internet		$455.76	$455.76
06/19/2009	1460	Arrowhead	Office Supplies		$15.98	$15.98
06/19/2009	1461	AT & T	Telephone		$285.38	$285.38
06/19/2009	1462	Federal Express	Shipping		$25.65	$25.65
06/19/2009	1463	Keren Aminia Expenses	Office Supplies		$314.82	$314.82
06/19/2009	1464	Secretary of State	Corporate / Bus. Filing		$25.00	$25.00
06/19/2009	1465	Xerox	Office Supplies		$22.49	$22.49
06/20/2009	Wire	Payroll Tax	Payroll		$6,881.01	$6,881.01
06/23/2009	1466	Federal Express	Shipping		$82.32	$82.32
06/23/2009	1467	ITE Solutions	IT / Computers		$460.00	$460.00
06/26/2009	Wire	Intuit	Office Supplies		$98.30	$98.30
06/26/2009	Wire	ADP	Payroll Fees		$166.63	$166.63
06/26/2009	1468	Global Media Television	Agent Fees		$3,750.00	$3,750.00
06/26/2009	1469	Secretary of State	Corporate / Bus. Filing		$25.00	$25.00
06/26/2009	1470	Secretary of State	Corporate / Bus. Filing		$25.00	$25.00
06/30/2009	Wire	Payroll Tax	Payroll		$4,674.91	$4,674.91
06/30/2009	8598	Payroll	Payroll		$1,379.04	$1,379.04
06/30/2009	8599	Payroll	Payroll		$6,748.52	$6,748.52
06/30/2009	8600	Payroll	Payroll		$2,788.12	$2,788.12

		TOTAL DISBURSEMENTS THIS PERIOD:		0.00	39,992.86	$39,992.86

*	Fill in amounts in this column if they are TRANSFERS to another DIP account (e.g. Payroll or Tax); the “amount” column will be filled in for you.

**	Fill in amounts in this column if they are DISBURSEMENTS to outside payees; the “amount” column will be filled in for you.

GENERAL ACCOUNT
BANK RECONCILIATION

	Bank statement Date:	6/30/2009	Balance on Statement:	$309,203.44

Plus deposits in transit (a):
		Deposit Date	Deposit Amount

TOTAL DEPOSITS IN TRANSIT				0.00

Less Outstanding Checks (a):

	Check Number	Check Date	Check Amount

	1463	6/19/2009	$314.82

	1464	6/19/2009	$25.00

	1468	6/26/2009	$3,750.00

	1469	6/26/2009	$25.00

	1470	6/26/2009	$25.00

	8598	6/30/2009	$1,379.04

	8599	6/30/2009	$6,748.52

	8600	6/30/2009	$2,788.12

TOTAL OUTSTANDING CHECKS:				15,055.50

Bank statement Adjustments:

Explanation of Adjustments-

ADJUSTED BANK BALANCE:				$294,147.94

*	It is acceptable to replace this form with a similar form

**	Please attach a detailed explanation of any bank statement adjustment

UNITED STATES DEPARTMENT OF JUSTICE
OFFICE OF THE UNITED STATES TRUSTEE
CENTRAL DISTRICT OF CALIFORNIA

In Re:
     The Kushner-Locke Company

Debtor(s).

CHAPTER 11 (BUSINESS)

Case Number:	Case No. LA 01-44828-SB

Operating Report Number:	92

For the Month Ending:	6/30/2009

I. CASH RECEIPTS AND DISBURSEMENTS
A. (COLLATERAL ACCOUNT*)

1. TOTAL RECEIPTS PER ALL PRIOR GENERAL ACCOUNT REPORTS			11,938,285.75

2. LESS: TOTAL DISBURSEMENTS PER ALL PRIOR GENERAL ACCOUNT REPORTS				11,286,377.86

3. BEGINNING BALANCE:				651,907.89

4. RECEIPTS DURING CURRENT PERIOD:
Accounts Receivable — Post-filing		45,906.41

Accounts Receivable — Pre-filing

General Sales

Other (Specify)	Interest	61.61

**Other (Specify)

TOTAL RECEIPTS THIS PERIOD:				45,968.02

5. BALANCE:				697,875.91

6. LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD
Transfers to Other DIP Accounts (from page 2)		35,000.00

Disbursements (from page 2)		0.00

TOTAL DISBURSEMENTS THIS PERIOD:***				35,000.00

7. ENDING BALANCE:				662,875.91

8. General Account Number(s):		323-221-556

		JP Morgan Chase

Depository Name & Location:		New York, NY

*	All receipts must be deposited into the general account.

**	Include receipts from the sale of any real or personal property out of the ordinary course of business; attach an exhibit specifying what was sold, to whom, terms, and date of Court Order or Report of Sale.

***	This amount should be the same as the total from page 2.

TOTAL DISBURSEMENTS FROM COLLATERAL ACCOUNT FOR CURRENT PERIOD

Date	Check			*Amount	**Amount
mm/dd/yyyy	Number	Payee or DIP account	Purpose	Transfered	Disbursed	Amount
6/19/2009	Wire	Kushner-Locke	Internal Transfer	35,000.00		35,000.00

						0.00

						0.00

						0.00

						0.00

						0.00

						0.00

						0.00

						0.00

						0.00

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						0.00

						0.00

						0.00

						0.00

						0.00

						0.00

						0.00

						0.00

						0.00

						0.00

		TOTAL DISBURSEMENTS THIS PERIOD:		35,000.00	0.00	$35,000.00

*	Fill in amounts in this column if they are TRANSFERS to another DIP account (e.g. Payroll or Tax); the “amount” column will be filled in for you.

**	Fill in amounts in this column if they are DISBURSEMENTS to outside payees; the “amount” column will be filled in for you.

COLLATERAL ACCOUNT
BANK RECONCILIATION

Bank statement Date:	6/30/2009	Balance on Statement:	$662,875.91

Plus deposits in transit (a):
	Deposit Date	Deposit Amount

TOTAL DEPOSITS IN TRANSIT			0.00

Less Outstanding Checks (a):
Check Number	Check Date	Check Amount

TOTAL OUTSTANDING CHECKS:			0.00

Bank statement Adjustments:

Explanation of Adjustments-

ADJUSTED BANK BALANCE:			$662,875.91

*	It is acceptable to replace this form with a similar form

**	Please attach a detailed explanation of any bank statement adjustment

UNITED STATES DEPARTMENT OF JUSTICE
OFFICE OF THE UNITED STATES TRUSTEE
CENTRAL DISTRICT OF CALIFORNIA

In Re:
     The Kushner-Locke Company

Debtor(s).
CHAPTER 11 (BUSINESS)

Case Number:	Case No. LA 01-44828-SB

Operating Report Number:	92

For the Month Ending:	6/30/2009

I. CASH RECEIPTS AND DISBURSEMENTS
A. (COLLECTION ACCOUNT*)

1. TOTAL RECEIPTS PER ALL PRIOR GENERAL ACCOUNT REPORTS		1,282,740.28

2. LESS: TOTAL DISBURSEMENTS PER ALL PRIOR GENERAL ACCOUNT REPORTS		51,387.80

3. BEGINNING BALANCE:		1,231,352.48

4. RECEIPTS DURING CURRENT PERIOD:
Accounts Receivable — Post-filing	19,830.00

Accounts Receivable — Pre-filing
General Sales
Other (Specify)	0.00

**Other (Specify)

TOTAL RECEIPTS THIS PERIOD:		19,830.00

5. BALANCE:		1,251,182.48

6. LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD
Transfers to Other DIP Accounts (from page 2)	0.00

Disbursements (from page 2)	50.00

TOTAL DISBURSEMENTS THIS PERIOD:***		50.00

7. ENDING BALANCE:		1,251,132.48

8. General Account Number(s):	112391673

	City National Bank

Depository Name & Location:	Beverly Hills, CA

*	All receipts must be deposited into the general account.

**	Include receipts from the sale of any real or personal property out of the ordinary course of business; attach an exhibit specifying what was sold, to whom, terms, and date of Court Order or Report of Sale.

***	This amount should be the same as the total from page 2.

TOTAL DISBURSEMENTS FROM COLLECTION ACCOUNT FOR CURRENT PERIOD

Date	Check			*Amount	**Amount
mm/dd/yyyy	Number	Payee or DIP account	Purpose	Transfered	Disbursed	Amount
06/30/2009	Fee	City National Bank	Bank Fee		$50.00	50.00

						0.00

						0.00

						0.00

						0.00

						0.00

						0.00

						0.00

						0.00

						0.00

						0.00

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						0.00

						0.00

						0.00

						0.00

						0.00

		TOTAL DISBURSEMENTS THIS PERIOD:		0.00	50.00	$50.00

*	Fill in amounts in this column if they are TRANSFERS to another DIP account (e.g. Payroll or Tax); the “amount” column will be filled in for you.

**	Fill in amounts in this column if they are DISBURSEMENTS to outside payees; the “amount” column will be filled in for you.

COLLECTION ACCOUNT
BANK RECONCILIATION

Bank statement Date:	6/30/2009	Balance on Statement:	$1,251,132.48

Plus deposits in transit (a):
	Deposit Date	Deposit Amount

TOTAL DEPOSITS IN TRANSIT			0.00

Less Outstanding Checks (a):
Check Number	Check Date	Check Amount

TOTAL OUTSTANDING CHECKS:			0.00

Bank statement Adjustments:

Explanation of Adjustments-

ADJUSTED BANK BALANCE:			$1,251,132.48

*	It is acceptable to replace this form with a similar form

**	Please attach a detailed explanation of any bank statement adjustment

I. D SUMMARY SCHEDULE OF CASH

ENDING BALANCES FOR THE PERIOD:	05/01/09-05/29/09
(Provide a copy of monthly account statements for each of the below)

		General Account:	294,147.94
		Collateral Account:	662,875.91
		Collection Account:	1,251,132.48

*Other Accounts:
	Bank of Scotland - Pinocchio	Time Deposit	219,051.38	Currency: GBP
	Bank of Scotland - Basil	Time Deposit	247,252.30	Currency: GBP
	Edge Entertainment		172.89
	KL- PWI account		731.10
	BLT Venture	JV Account	95,381.96
	BLT Venture	JV Account	330.45
	KL\7 Venture	JV Account	39,987.75
	Denial Venture	JV Account	244,802.15
	Cracker LLC	JV Account	15,569.01
	Swing	JV Account	13,031.13

*Other Monies:
	**Petty Cash (from below):		0.00

TOTAL CASH AVAILABLE:				3,084,466.45

Petty Cash Transactions:

Date	Purpose	Amount

TOTAL PETTY CASH TRANSACTIONS:			0.00

*	Specify the Type of holding (e.g. CD, Savings Account, Investment Security), and the depository name, location & account#

**	Attach Exhibit Itemizing all petty cash transactions

II. STATUS OF PAYMENTS TO SECURED CREDITORS, LESSORS
AND OTHER PARTIES TO EXECUTORY CONTRACTS

			Post-Petition
	Frequency of Payments		payments not made
Creditor, Lessor, Etc.	(Mo/Qtr)	Amount of Payment	(Number)	Total Due

			TOTAL DUE:	0.00

III. TAX LIABILITIES
FOR THE REPORTING PERIOD:
Gross Sales Subject to Sales Tax:
Total Wages Paid:

		Total Post-Petition		Date Delinquent
		Amounts Owing	Amount Delinquent	Amount Due
	Federal Withholding
	State Withholding
	FICA- Employer’s Share
	FICA- Employee’s Share
	Federal Unemployment
	Sales and Use
	Real Property
Other:

	TOTAL:	0.00	0.00

IV. AGING OF ACCOUNTS PAYABLE AND RECEIVABLE

	*Accounts Payable	Accounts Receivable
	Post-Petition	Pre-Petition	Post-Petition
30 days or less	22,626.11		635,676.40
31 - 60 days
61 - 90 days
91 - 120 days
Over 120 days

TOTAL:	22,626.11	0.00	635,676.40

V. INSURANCE COVERAGE

		Amount of	Policy Expiration	Premium Paid
	Name of Carrier	Coverage	Date	Through (Date)
Commercial Package	St. Paul Travelers	2,000,000.00	2/14/2010	2/14/2010
Worker’s Compensation	St. Paul Travelers	1,000,000.00	1/14/2010	1/14/2010
E & O	St. Paul Travelers	3,000,000.00	3/3/2010	3/3/2010
Others:
VI. UNITED STATES TRUSTEE QUARTERLY FEES
(TOTAL PAYMENTS)

Quarterly Period	Total				Quarterly Fees
Ending (Date)	Disbursements	Quarterly Fees	Date Paid	Amount Paid	Still Owing
11/01-12/08	10,014,342.17	78,650.00		83,975.00	(5,325.00)
31-Mar-2009	295,493.00	1,950.00	apply credit		1,950.00
30-Jun-2009	215,093.50	1,625.00	apply credit		1,625.00
					0.00
					0.00
					0.00
					0.00
					0.00
					0.00
					0.00
					0.00
					0.00
					0.00
					0.00
					0.00
					0.00
					0.00
					0.00

		82,225.00		83,975.00	(1,750.00)

*	Post-Petition Accounts Payable SHOULD NOT include professionals’ fees and expenses which have been incurred but not yet awarded by the court. Post-Petition Accounts Payable SHOULD include professionals’ fees and expenses authorized by Court Order but which remain unpaid as of the close of the period report

VII. SCHEDULE OF COMPENSATION PAID TO INSIDERS

	Date of Order		Gross Compensation
	Authorizing		Paid During the
Name of Insider	Compensation	*Authorized Gross Compensation	Month
VIII. SCHEDULE OF OTHER AMOUNTS PAID TO INSIDERS

Date of Order
	Authorizing		Amount Paid
Name of Insider	Compensation	Description	During the Month

*	Please indicate how compensation was identified in the order (e.g. $1,000/week, $2,500/month)

IX. PROFIT AND LOSS STATEMENT
(ACCRUAL BASIS ONLY)

Jun 09
Ordinary Income/Expense
Income
KL International Sales	30,186.10

Total Income	30,186.10
Cost of Goods Sold
Bank Fees deducted from rctpts	29.69
Global Media Sales Fee	3,750.00

Total COGS	3,779.69

Gross Profit	26,406.41
Expense
Bank Service Charges
City National — Service Charge	50.00
Comerica — Service Charge	255.46

Total Bank Service Charges	305.46
Copy Machine	22.49
Corporate	75.00
Delivery & Distribution Expense
Shipping	107.97

Total Delivery & Distribution Expense	107.97
Insurance
Dental	319.00
Health	2,484.00

Total Insurance	2,803.00
Internet	86.06
IT / Computers	460.00
Office Supplies	429.10
Parking	330.00
Payroll
FUTA & SUI Expense	191.25
Payroll cost — Employees	13,308.41
Payroll Fee	279.59
Responsible Officer	20,265.60

Total Payroll	34,044.85
Postage and Delivery	20.79
Professional Fees
Legal Fees	35,888.47

Total Professional Fees	35,888.47
Rent	4,566.51
Storage	918.84
Telephone	285.38
Telephone / E-mail Expenses	455.76

Total Expense	80,799.68

Net Ordinary Income	-54,393.27
Other Income/Expense
Other Income
Interest Income	61.61

Total Other Income	61.61

Net Other Income	61.61

Net Income	-54,331.66

X. BALANCE SHEET
(ACCRUAL BASIS ONLY)

Jun 30, 09
ASSETS
Current Assets
Checking/Savings
City National — Collection Acco	1,251,132.48
Comerica — DIP	294,147.94
KL Cash Collateral — JP Morgan	662,875.91

Total Checking/Savings	2,208,156.33
Accounts Receivable
AR — BL	15,000.00
AR — Global Media	321,250.00
AR — KL	258,333.35
AR — Vision	41,093.07

Total Accounts Receivable	635,676.42

Total Current Assets	2,843,832.75

TOTAL ASSETS	2,843,832.75

LIABILITIES & EQUITY
Liabilities
Current Liabilities
Accounts Payable
Accounts Payable	22,626.11

Total Accounts Payable	22,626.11

Total Current Liabilities	22,626.11

Total Liabilities	22,626.11
Equity
Opening Bal Equity	2,345,453.91
Retained Earnings	993,255.43
Net Income	-517,502.70

Total Equity	2,821,206.64

TOTAL LIABILITIES & EQUITY	2,843,832.75

XI. QUESTIONNAIRE

		No	Yes
1.	Has the debtor-in-possession made any payments on its pre-petition unsecured debt, except as have been authorized by the court? If “Yes”, explain below:	x

		No	Yes
2.
Has the debtor-in-possession during this reporting period provided compensation or remuneration to any officers, directors, principals, or other insiders without appropriate authorization? If “Yes”, explain below:
x

3.	State what progress was made during the reporting period toward filing a plan of reorganization Secured creditors are negotiating the final details of the reorg plan.

4.	Describe potential future developments which may have a significant impact on the case:

5.	Attach copies of all Orders granting relief from the automatic stay that were entered during the reporting period.
		No	Yes

6.	Did you receive any exempt income this month, which is not set forth in the operating report? If “Yes”, please set forth the amounts and sources of the income below.	x

I,
Alice P. Neuhauser, Responsible Officer
declare under penalty of perjury that I have fully read and understood the foregoing debtor-in-possession operating report and that the information contained herein is true and complete to the best of my knowledge.

Date	Principal for debtor-in-possession